UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 14, 2022

Convey Health Solutions Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40506	84-2099378
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 SE 3rd Avenue, 26th Floor, Fort Lauderdale, Florida 33394

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 559-9358

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CNVY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 14, 2022, the Board of Directors (the “Board”) of Convey Health Solutions Holdings, Inc. (the “Company”) appointed Mr. Paul Campanelli to the Board, effective as of February 14, 2022 (the “Effective Date”). Mr. Campanelli was appointed to serve as a Class II director of the Company, with an initial term expiring on the date of the Company’s second annual meeting of stockholders. Mr. Campanelli was also appointed to serve as a member of the Audit Committee of the Board, replacing Ms. Katherine Wood, effective as of the Effective Date. In connection with Mr. Campanelli’s appointment to the Board, the Board increased the number of directors on the Board from five to six.

The Board reviewed and discussed the qualifications of Mr. Campanelli as a director nominee and determined that Mr. Campanelli is an “independent” director under the applicable rules and regulations of the New York Stock Exchange and the Securities and Exchange Commission, including those relating to members of audit committees. There are no arrangements or understandings between Mr. Campanelli and any other person pursuant to which Mr. Campanelli was selected as a director of the Company. Mr. Campanelli is not a party to any transaction requiring disclosure pursuant to Item 404(a) of Regulation S-K. In connection with the appointment of Mr. Campanelli to the Board, the Company entered into an indemnification agreement with Mr. Campanelli, the terms of which are substantially the same as the terms set forth in the form of such agreement previously filed as an exhibit to the Company’s registration statement relating to the Company’s initial public offering (File No. 333-256370).

Mr. Campanelli will be compensated for his service on the Board in accordance with the compensation policy that the Company plans to adopt for its non-employee directors who are unaffiliated with the Company’s principal stockholder.

Item 7.01 Regulation FD Disclosure.

On February 15, 2022, the Company issued a press release announcing the appointment of Mr. Campanelli to the Board. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K is being furnished pursuant to Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) and shall be deemed “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated February 15, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONVEY HEALTH SOLUTIONS HOLDINGS, INC.

Date: February 15, 2022	By:	/s/ Timothy Fairbanks
	Name:	Timothy Fairbanks
	Title:	Chief Financial Officer & Executive Vice President